LETTER TO SHAREHOLDERS                            ACM Managed Dollar Income Fund
--------------------------------------------------------------------------------

May 23, 1997

Dear Shareholder:

Since our last report in September 1996, the U.S. bond market has posted modest returns. After rallying at the end of 1996, the market reversed direction in early 1997 and gave up some of its earlier gains. Data indicating resurgent strength in the economy, particularly within the labor market, and renewed concerns about inflation, pushed the bond market lower during the first quarter. In response to continued strong growth and what were perceived as potential inflationary imbalances, the Federal Reserve raised interest rates in March, further eroding bond market returns.

INVESTMENT RESULTS

Although the pace of price appreciation of securities in the emerging market and high yield bond sectors has slowed recently, we are pleased to report that ACM Managed Dollar Income Fund, which invests in both of these sectors, posted solid returns over the most recent reporting period. We have introduced a second benchmark to this report because your Fund invests at least 35% of its assets in U.S. high yield securities. Comparing your Fund's investment results with both an emerging markets and high yield bond index will give you a more accurate performance comparison.

For the six months ended March 31, 1997, the Fund returned 7.92% on a net asset value (NAV) basis. This compares with a return of 8.50% for the J.P. Morgan Emerging Markets Bond Index and 5.94% for the First Boston High Yield Index. For the twelve months ended March 31, 1997, your Fund achieved a total return of 35.04% on a net asset value basis compared with 31.06% for the J.P. Morgan Emerging Markets Bond Index and 11.66% for the First Boston High Yield Index.

As is usually the case with funds that invest in emerging markets, your Fund's performance was strongly influenced by developments in the U.S. economy. Economic developments in the U.S., which directly impact the domestic high yield bond market, also substantially, though less directly, impact the emerging market debt sector. Most emerging market bonds are issued in U.S. dollars and trade in the U.S. relative to the U.S. yield curve, making them sensitive to U.S. interest rate levels. Therefore, we present you with a U.S. economic review and investment outlook in addition to an emerging markets investment outlook.

ECONOMIC REVIEW

The U.S. economy finished 1996 on a strong note. After moderating in the third quarter, the economy picked up speed as the year came to a close, led by a rebound in consumer spending. The annualized gain in retail sales of merchandise jumped to 4.8% in the fourth quarter, up from only 0.9% in the third quarter. An unexpected surge in export growth also added to year-end growth. In all, growth in aggregate output, as measured by Gross Domestic Product (GDP), which dipped to 2.1% in the third quarter, accelerated to 3.8% during the final three months of 1996.

                                                  ACM Managed Dollar Income Fund
--------------------------------------------------------------------------------

The economy continued its strong performance in the first quarter of 1997, buoyed by continued growth in the labor market. The unemployment rate edged down to 5.2% and wages continued to climb, with hourly earnings up 4% annually through March. Retail sales continued their strong pace during the first quarter and consumer confidence remained elevated. The production side of the economy also showed considerable strength with first quarter industrial production up by 4.9% over levels from a year earlier and total hours worked up by 3.8% over the same time period. Overall, GDP growth jumped to 5.6% during the first three months of 1997 -- its fastest rate of increase in nearly 10 years.

Despite this strong growth, inflation remained well-behaved. After moving slightly higher late in 1996, consumer and producer price gains both retreated in early 1997 with consumer prices advancing through March at a 2.8% annual rate and producer prices up just 1.6% for the same period. Nonetheless, the Federal Reserve raised interest rates 0.25% at the end of March in a preemptive strike against what were seen as mounting inflationary pressures.

INVESTMENT OUTLOOK

U.S. economic growth has continued into its third consecutive quarter at a pace considered above the long-term, non-inflationary rate. While continued growth at the current pace may warrant additional rate increases, we expect the U.S. economy to gradually slow over the next several quarters to a more sustainable 2% to 2.5% growth rate. We anticipate that this slowing will occur before any substantial inflationary pressures materialize. Given the potential for further rate increases in the near-term, the market will be particularly vulnerable to daily economic news which may put upward pressure on yields. In contrast to recent periods of rising rates, the relative lack of leverage in the U.S. financial system suggests that interest rates and volatility will be less substantial than in 1994.

Our outlook remains favorable for the U.S. high yield market. Currently, approximately 42% of your Fund's portfolio is invested in U.S. high yield securities at market value. The growing economy should provide solid support for this market sector, and the higher coupons available on high yield securities should continue to attract investors and offset any price weakness the bond market may experience. We have no major sector themes driving our security selection. We will continue to review each security using a fundamental, bottom-up approach.

Overall, we remain positive on emerging market debt. Currently, approximately 58% of your Fund's portfolio is invested in emerging markets at market value. Higher U.S. interest rates may produce temporary weakness in emerging market debt prices; however, the fundamental economics remain sound for this fixed-income sector and should support additional gains in the upcoming year.

In Argentina, the economy is gaining momentum and we believe it is on track for at least 5% growth this year, after 4.4% growth in 1996. The strength of the economic expansion is producing a rapid increase in tax revenues, while fiscal expenditures remain largely unchanged from last year's levels. The recent decision by Standard & Poor's to raise many Argentine corporate debt ratings underscores the economic progress being made in this country.

Panama's external debt (including Brady bonds) was recently assigned a Ba1 rating by Moody's. This rating reflects the sound economic policies being pursued by the Panamanian government and should support significant price gains in the debt securities of that country in the upcoming year.

                                                  ACM Managed Dollar Income Fund
--------------------------------------------------------------------------------

The Mexican economy continues to perform strongly, led by sharp increases in production and manufacturing. Growth is expected to remain strong at around 4% in 1997 and inflation and interest rates should both decline during the upcoming year. Investor confidence in Mexico's economic policies is growing. The decision to prepay the remaining $3.5 billion owed to the U.S. for the 1995 peso bailout is another positive step in Mexico's efforts to restore their credibility in international capital markets.

In Russia, recent data indicate that the economy is beginning to grow. Inflation remains on a downward trend and reserves have increased considerably. The government has reinforced its commitment to pursuing a market-oriented economy with the naming of an aggressive, reform-minded cabinet, but the fiscal situation remains negative. The development of a realistic budget will be an essential step in putting the country's fiscal affairs in order.

As disclosed in the prospectus for the Fund's initial public offering, it is the Fund's current policy to conduct a tender offer during the second quarter of each year if, during an appropriate "measurement period" of 12 calendar weeks designated by the Fund's Board of Directors, The Fund's shares traded at a discount to net asset value of greater than 3%.

During the measurement period selected by the Board of Directors for this purpose, the 12 weeks ended Friday, May 2, 1997, and the Fund's shares traded at an average discount to net asset value of 6.6%. Accordingly, the Fund commenced on May 8, 1997, a tender offer for 7,081,253 of its issued and outstanding shares. The offer is expected to remain open until June 5, 1997. The results of the tender offer will be reported publicly and will be discussed in the Fund's next regular report to its shareholders.

Thank you for your continued interest and investment in ACM Managed Dollar Income Fund. We look forward to reporting to you again on market activity and the Fund's investment results in coming periods.


Sincerely,


/s/ John D. Carifa


John D. Carifa
Chairman


/s/ Wayne D. Lyski


Wayne D. Lyski
President

PORTFOLIO OF INVESTMENTS
March 31, 1997 (unaudited)                        ACM Managed Dollar Income Fund
================================================================================
                                                       Principal
                                                        Amount
                                                        (000)    U.S. $ Value
--------------------------------------------------------------------------------
SOVEREIGN DEBT
OBLIGATIONS--71.6%
COLLATERALIZED
BRADY BONDS(a)--38.3%

ARGENTINA--11.4%
Republic of Argentina
 Discount Series L-GL
 6.375%, 3/31/23 (b)..............................$     11,500   $  9,300,625
 Euro Par bonds
 5.25%, 3/31/23 (b)...............................      54,500     34,096,562
                                                                 ------------
Total Argentinian Securities......................                 43,397,187
                                                                 ------------
BRAZIL--2.1%
Republic of Brazil
 Par bonds Series Z-L
 5.25%, 4/15/24 (b)...............................      13,000      8,116,875
                                                                 ------------

BULGARIA--4.3%
Republic of Bulgaria
 Discount Bonds FRN
 6.5625%, 7/28/24.................................      27,550     16,357,813
                                                                 ------------

ECUADOR--1.5%
Republic of Ecuador
 Discount Bonds FRN
 6.4375%, 2/28/25.................................       9,000      5,838,750
                                                                 ------------

MEXICO--7.8%
United Mexican States
 Euro Par Bonds Series B
 6.25%, 12/31/19 (c)..............................      42,000     29,662,500
                                                                 ------------

NIGERIA--2.6%
Central Bank of Nigeria
 Par Bonds
 6.25%, 11/15/20 (d)..............................      15,500      9,949,063
                                                                 ------------

PANAMA--0.5%
Republic of Panama
 Par Bonds
 3.00%, 7/17/26...................................       3,000      1,725,000
                                                                 ------------

VENEZUELA--8.1%
Republic of Venezuela
 Par Bonds
 6.75%, 3/31/20 (e)
 Series W- A......................................      34,500     24,268,594
 Series W- B......................................       9,000      6,330,937
                                                                 ------------
 Total Venezuelan Securities......................                 30,599,531
                                                                 ------------
 Total Collateralized
 Brady Bonds
 (cost $146,634,028)..............................                145,646,719
                                                                 ------------
LOAN PARTICIPATIONS
& ASSIGNMENTS--14.1%
ALGERIA--6.1%
Algeria Refinanced Trust
 Loan Assignment FRN
 Tranche B
 7.1875%, 9/05/05.................................      15,000     11,212,500
 Tranche 1
 6.625% , 3/04/00.................................       5,455      4,363,636
 7.3125%, 3/04/00.................................       9,545      7,636,364
                                                                 ------------

Total Algerian Loan Assignments...................                 23,212,500
                                                                 ------------
IVORY COAST--2.4%
Republic of Ivory Coast
 Loan Assignment (f)..............................      23,250      8,893,125
                                                                 ------------

MOROCCO--4.5%
Republic of Morocco
 Loan Participation
 Tranche A
 6.375%, 1/01/09..................................      20,000     17,250,000
                                                                 ------------

RUSSIA--1.1%
Vneshekonombank
 Loan Assignment (f)..............................       5,331      4,171,592
                                                                 ------------

Total Loan Participations &
Assignments
 (cost $52,670,858)...............................                 53,527,217
                                                                 ------------

                                                  ACM Managed Dollar Income Fund
================================================================================
                                                       Principal
                                                        Amount
                                                        (000)    U.S. $ Value
--------------------------------------------------------------------------------
OTHER SOVEREIGN
DEBT OBLIGATIONS--11.2%
BULGARIA--2.3%
Republic of Bulgaria
 IAB FRN
 6.5625%, 7/28/11...................................   $15,000   $  8,578,125
                                                                 ------------

ECUADOR--2.5%
Republic of Ecuador
 PDI Bonds FRN
 6.4375%, 2/27/15 (g)...............................    16,683      9,498,772
                                                                 ------------

PERU--2.7%
Republic of Peru
 FLIRB
 3.25%, 3/07/17(b)(h)...............................    20,000     10,350,000
                                                                 ------------

VENEZUELA--3.7%
Republic of Venezuela
 DCB FRN
 6.50%, 12/18/07....................................    16,500     14,246,719
                                                                 ------------

Total Other Sovereign
 Debt Obligations
 (cost $44,029,192).................................               42,673,616
                                                                 ------------

SOVEREIGN DEBT RELATED--8.0%
Morgan Guaranty Trust Co.
 Indexed Note
 Linked to Russian US$
 Vneshekonombank Loan
 Assignment
 14.00%, 4/15/97(i).................................    15,735     15,107,282
 14.00%, 5/02/97(i).................................    17,350     15,288,820
                                                                 ------------
 (cost $33,085,113).................................               30,396,102
                                                                 ------------

Total Sovereign
  Debt Obligations
  (cost $276,419,191)...............................              272,243,654
                                                                 ------------

U.S. CORPORATE FIXED
INCOME OBLIGATIONS--52.3%

AGRICULTURE--1.3%
Trans-Resources, Inc.
 11.875%, 7/01/02...................................     5,000      4,825,000
                                                                 ------------

BASIC INDUSTRIES--1.3%
MAXXAM Group Holdings, Inc.
 12.00%, 8/01/03....................................     5,000      5,100,000
                                                                 ------------

================================================================================
                                                       Shares or
                                                       Principal
                                                        Amount
                                                        (000)    U.S. $ Value
--------------------------------------------------------------------------------

BROADCASTING--2.5%
Albritton Communications Co.
 9.75%, 11/30/07....................................   $10,000   $  9,325,000
                                                                 ------------

BROADCASTING
& CABLE--15.8%
CCPR Services, Inc.
 10.00%,2/01/07 (h).................................     5,150      4,866,750
Frontiervision
 11.00%, 10/15/06...................................     7,600      7,714,000
Intermedia Capital Partners
 11.25%, 8/01/06....................................     6,000      6,150,000
International Cable Television
 10.00%, 2/15/07 (h)................................    10,000      9,600,000
Optel, Inc.
 13.00%, 2/15/05 (h)................................    12,500     11,500,000
RSL Communications, Ltd.
 12.25%, 11/15/06 (h)...............................    10,000     10,150,000
Telemundo Group, Inc.
 7.00%, 2/15/06.....................................     6,400      6,352,000
TCI Satellite Entertainment, Inc.
 10.875%, 2/15/07 (h)...............................     4,000      3,520,000
                                                                 ------------

Total Broadcasting & Cable..........................               59,852,750
                                                                 ------------

BROADCASTING
& MEDIA--1.1%
Sullivan Graphics, Inc.
 12.75%, 8/01/05....................................     4,000      4,070,000
                                                                 ------------

CHEMICALS--0.8%
Uniroyal Technology Corp.
 11.75%, 6/01/03....................................     3,000      2,895,000
 warrants expiring
 6/01/03 (j)(k).....................................        30         30,000
                                                                 ------------
 Total Chemicals....................................                2,925,000
                                                                 ------------

COMMUNICATION--1.8% Innova S De R.L.
 12.875%,4/01/07(h).................................     7,000      6,956,250
                                                                 ------------

CONSUMER PRODUCTS
& SERVICES--4.3%
Renaissance Cosmetics, Inc.
 11.75%, 2/15/04 (h)................................     4,250      4,292,500
Riverwood International Corp.
 10.25%, 4/01/06....................................     8,500      7,905,000
Waterford Gaming L.L.C.
 12.75%, 11/15/03 (h)...............................     4,000      4,260,000
                                                                 ------------
Total Consumer Products & Services..................               16,457,500
                                                                 ------------

PORTFOLIO OF INVESTMENTS (continued)              ACM Managed Dollar Income Fund
================================================================================
                                                       Principal
                                                        Amount
                                                        (000)    U.S. $ Value
--------------------------------------------------------------------------------
ENERGY--0.8%
National Energy Group, Inc.
 10.75%, 11/01/06..................................     $3,000   $  3,082,500
                                                                 ------------

FOOD DISTRIBUTION--1.6%
Specialty Foods Corp.
 11.125%, 10/01/02.................................      6,150      6,165,375
                                                                 ------------

GROCERIES--1.4%
Jitney-Jungle Stores of America
 12.00%, 3/01/06...................................      5,000      5,312,500
                                                                 ------------

LEISURE & ENTERTAINMENT--2.5% Alliance Gaming Corp.
 12.875%, 6/30/03..................................      6,000      6,510,000
Trump Atlantic City
 11.25%, 5/01/06...................................      3,500      3,176,250
                                                                 ------------
Total Leisure & Entertainment......................                 9,686,250
                                                                 ------------

METAL/MINERALS--1.0%
Weirton Steel Corp.
 10.75%, 6/01/05...................................      4,000      3,980,000
                                                                 ------------

OIL & GAS--1.9% TranTexas Gas Corp.
 11.50%, 6/15/02...................................      6,500      7,182,500
                                                                 ------------

PLASTICS--1.5%
Crain Industries, Inc.
 13.50%, 8/15/05...................................      5,000      5,675,000
                                                                 ------------

PUBLISHING--2.1%
Hollinger International Publishing
 9.25%, 3/15/07....................................      3,000      2,925,000
Scholastic Brands, Inc.
 11.00%, 1/15/07 (h)...............................      5,000      5,125,000
                                                                 ------------
Total Publishing...................................                 8,050,000
                                                                 ------------

SUPERMARKET--1.3%
SFW Acquisition Corp.
 10.00%, 2/06/00 (h)...............................      5,000      5,006,250

================================================================================
                                                        Shares,
                                                      Contracts
                                                          or
                                                       Principal
                                                        Amount
                                                        (000)    U.S. $ Value
--------------------------------------------------------------------------------

TECHNOLOGY--3.0%
Unisys Corp.
 12.00%, 4/15/03...................................    $10,750   $ 11,233,750
                                                                 ------------

TELECOMMUNICATIONS--4.5%
Goss Graphics Systems, Inc.
 12.00%, 10/15/06..................................     10,000     10,525,000
Orion Network Systems, Inc.
 11.25%, 1/15/07...................................      4,000      3,960,000
 12.50%, 1/15/07 (l)...............................      5,000      2,525,000
                                                                 ------------
 Total Telecommunications..........................                17,010,000
                                                                 ------------

TRANSPORTATION--1.8%
Johnstown America Industries, Inc.
 11.75%, 8/15/05...................................      6,900      6,779,250
                                                                 ------------

 Total U.S. Corporate Fixed
 Income Obligations
 (cost $197,746,193)...............................               198,674,875
                                                                 ------------
NON-U.S. FIXED
INCOME SECURITIES--1.8%

MEXICO--1.8%
 Grupo Mexicano De Desarrollo S.A.
 8.25%, 2/17/01 (h)
 (cost $6,384,012).................................     10,000      6,650,000
                                                                 ------------

OTHER INVESTMENTS--0.1%
Renaissance Cosmetics, Inc.
 Warrants expiring 8/15/01 (m).....................      8,000        400,000
 Terex Corp. Rights................................     20,600        103,000
                                                                 ------------
 Total Other Investments
 (cost $108,950)...................................                   503,000
                                                                 ------------

 OPTIONS PURCHASED--0.1%
 Republic of Bulgaria Discount
 expiring February '98,
 strike price $69.625
 (cost $662,500)...................................     25,000        259,000

 TOTAL INVESTMENTS--125.9%
 (cost $481,320,846)...............................               478,330,529
 Other assets less liabilities--(25.9%)............               (98,253,310)
                                                                 ------------
 NET ASSETS--100%..................................              $380,077,219
                                                                 ============

                                                  ACM Managed Dollar Income Fund
--------------------------------------------------------------------------------
(a) Sovereign debt obligations issued as part of debt restructurings that are collateralized in full as to principal due at maturity by U.S. Treasury zero coupon obligations which have the same maturity as the Brady Bond.
(b) Coupon will increase periodically based upon a predetermined schedule. Stated interest rate in effect at March 31, 1997.
(c)  Security trades with recovery rights expiring June 30, 2003.
(d)  Security trades with oil warrants expiring November 15, 2020.
(e)  Security trades with oil warrants expiring April 15, 2020.
(f)  Security is in default and is non-income producing.
(g)  Coupon consists of 3.25% cash payment and 3.1875% payment-in-kind.
(h) Securities are exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 1997, these securities amounted to $82,276,750 or 21.6% of net assets.
(i) Principal amount represents par value at purchase date. The redemption value of these securities is linked to the change in the bid price of the referenced emerging market debt.
(j)  Non-income producing security.
(k) Each warrant entitles the holder to purchase one share at an exercise price of $4.375 per share. The warrants are excercisable until June 1, 2003.
(l) Indicates a security that has a zero coupon until a predetermined schedule at which time the stated coupon rate becomes effective until final maturity.
(m) Each warrant entitles the holder to purchase one share at an exercise price of $0.01 per share. The warrants are excercisable until August 15, 2001.

     Glossary of Terms:
     DCB      - Debt conversion bond.
     FLIRB    - Front loaded interest reduction bond.
     FRN      - Floating rate note. Coupon will fluctuate based upon an
                interest rate index.
                Stated interest rate in effect at March 31,1997.
     IAB      - Interest arrears bond.
     PDI      - Past due interest bond.

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
March 31, 1997 (unaudited)                        ACM Managed Dollar Income Fund
--------------------------------------------------------------------------------

ASSETS
 Investments in securities, at value (cost $481,320,846)........   $478,330,529
 Receivable for investment securities sold......................     54,090,208
 Interest receivable............................................     12,999,881
 Deferred organization expenses and other assets................         47,516
                                                                   ------------
 Total assets...................................................    545,468,134
                                                                   ------------
LIABILITIES
 Loan payable...................................................    100,000,000
 Due to custodian...............................................     16,813,568
 Payable for investment securities purchased....................     44,988,277
 Net unrealized depreciation of swap contract...................      2,115,625
 Advisory fee payable...........................................        309,832
 Interest payable...............................................         89,931
 Administrative fee payable.....................................         61,966
 Net unrealized depreciation on capitalized interest purchased..          5,906
 Accrued expenses and other liabilities.........................      1,005,810
                                                                   ------------
 Total liabilities..............................................    165,390,915
                                                                   ------------
NET ASSETS......................................................   $380,077,219
                                                                   ============
COMPOSITION OF NET ASSETS
 Common stock, at par...........................................   $    283,250
 Additional paid-in capital.....................................    391,817,637
 Undistributed net investment income............................      3,081,156
 Accumulated net realized loss on investment transactions.......     (9,992,976)
 Net unrealized depreciation of investments, options and
  swap contracts................................................     (5,111,848)
                                                                   ------------
                                                                   $380,077,219
                                                                   ============
NET ASSET VALUE PER SHARE (based on 28,325,009 shares
 outstanding)...................................................         $13.42
                                                                         ======

--------------------------------------------------------------------------------
See notes to financial statements.

STATEMENT OF OPERATIONS
Six Months Ended March 31, 1997 (unaudited)       ACM Managed Dollar Income Fund
--------------------------------------------------------------------------------

INVESTMENT INCOME
 Interest.....................................................                          $ 25,321,594
                                                                                        ------------
EXPENSES
 Advisory fee.................................................  $  1,828,114
 Administrative fee...........................................       365,622
 Custodian....................................................       152,516
 Loan origination fee and loan expenses.......................       135,834
 Audit and legal..............................................        45,690
 Transfer agency..............................................        42,008
 Directors' fees..............................................        20,000
 Reports and notices to shareholders..........................        16,749
 Registration fees............................................         9,421
 Amortization of organization expenses........................         3,988
 Miscellaneous................................................        11,452
                                                                ------------
 Total expenses before interest expense.......................     2,631,394
 Interest expense.............................................     2,805,552
                                                                ------------
 Total expenses...............................................                             5,436,946
                                                                                        ------------
 Net investment income........................................                            19,884,648
                                                                                        ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS, OPTIONS WRITTEN AND SWAP CONTRACTS
 Net realized gain on investment transactions.................                            36,094,011
 Net realized loss on options written.........................                               (16,000)
 Net change in unrealized appreciation of investments,
  options and swap contracts..................................                           (28,374,586)
                                                                                        ------------
 Net gain on investments......................................                             7,703,425
                                                                                        ------------
NET INCREASE IN NET ASSETS FROM  OPERATIONS...................                          $ 27,588,073
                                                                                        ============

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                     Six Months Ended   Year Ended
                                                                                      March 31, 1997   September 30,
                                                                                        (unaudited)        1996
                                                                                     ----------------  -------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
 Net investment income.............................................................     $ 19,884,648   $ 36,229,933
 Net realized gain on investment transactions, options written
    and swap contracts.............................................................       36,078,011     42,078,877
 Net change in unrealized appreciation (depreciation) of investments,
    options and swap contracts.....................................................      (28,374,586)    32,913,344
                                                                                        ------------   ------------
 Net increase in net assets from operations........................................       27,588,073    111,222,154
DIVIDENDS TO SHAREHOLDERS FROM:
 Net investment income.............................................................      (18,056,898)   (35,689,077)
                                                                                        ------------   ------------
 Total increase....................................................................        9,531,175     75,533,077
NET ASSETS
 Beginning of year.................................................................      370,546,044    295,012,967
                                                                                        ------------   ------------
 End of period (including undistributed net investment income of
    $3,081,156 at March 31, 1997 and $1,253,406 at September 30, 1996).............     $380,077,219   $370,546,044
                                                                                        ============   ============

--------------------------------------------------------------------------------

See notes to financial statements.

STATEMENT OF CASH FLOWS
Six Months Ended March 31, 1997 (unaudited)       ACM Managed Dollar Income Fund
--------------------------------------------------------------------------------

INCREASE (DECREASE) IN CASH FROM OPERATING
 ACTIVITIES:
 Interest and dividends received................. $  25,245,702
 Received from Custodian.........................    16,813,568
 Interest expense paid...........................    (3,525,557)
 Operating expenses paid.........................    (3,414,038)
                                                  -------------
 Net increase in cash from operating
  activities.....................................                  $ 35,119,675

INVESTING ACTIVITIES:
 Purchases of long-term investments..............  (648,909,733)
 Proceeds from disposition of long-term
  investments....................................   653,363,260
 Purchases of short-term investments, net........   (29,139,693)
                                                  -------------
 Net decrease in cash from investing
  activities.....................................                   (24,686,166)
FINANCING ACTIVITIES(a):
 Cash dividends and distributions paid...........   (18,056,898)
 Proceeds from borrowings........................     3,500,000
                                                  -------------
 Net decrease in cash from financing
  activities.....................................                   (14,556,898)
                                                                   -------------
 Net decrease in cash............................                    (4,123,389)
 Cash at beginning of year.......................                     4,123,389
                                                                   -------------
 Cash at end of period...........................                  $        -0-
                                                                   =============

--------------------------------------------------------------------------------
RECONCILIATION OF NET INCREASE IN NET ASSETS
FROM OPERATIONS TO NET INCREASE IN CASH FROM
OPERATING ACTIVITIES:
 Net increase in net assets from operations......                 $  27,588,073
ADJUSTMENTS:
 Decrease in interest receivable................. $     607,913
 Accretion of bond discount......................    (1,515,961)
 Decrease in accrued expenses....................        49,512
 Decrease in interest payable....................      (720,005)
 Increase in payable to Custodian................    16,813,568
 Net gain on investments.........................    (7,703,425)
                                                  -------------
 Total adjustments...............................                     7,531,602
                                                                  -------------
NET INCREASE IN CASH FROM OPERATING ACTIVITIES..                  $  35,119,675
                                                                  =============

--------------------------------------------------------------------------------
(a) Non-cash financing activities not included herein consist of reinvestment of dividends and distributions.
     See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS
March 31, 1997 (unaudited)                        ACM Managed Dollar Income Fund
--------------------------------------------------------------------------------

NOTE A: Significant Accounting Policies
ACM Managed Dollar Income Fund (the "Fund") was incorporated under the laws of the State of Maryland on August 10, 1993 and is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities traded on a national securities exchange are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, the last bid price quoted on such day. Listed securities not traded and securities traded in the over-the-counter market, including listed debt securities whose primary market is believed to be over-the-counter, are valued at the mean between the most recently quoted bid and asked prices provided by the principal market makers. Publicly traded sovereign debt obligations are typically traded internationally on the over-the-counter market. Due to the nature of the markets for sovereign debt obligations, quotations from several sources are obtained so that the Fund's portfolio investments are not generally priced by a single source. Readily marketable sovereign debt obligations and fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed by the Adviser to reflect the fair value of such securities. Options are valued at market value or fair value using methods determined by the Board of Directors. Securities for which market quotations are not readily available are valued in good faith at fair value using methods determined by the Board of Directors. Securities which mature in 60 days or less are valued at amortized cost, which approximates market value, unless this method does not represent fair value.

2. Organization Expenses
Organization expenses of approximately $40,000 were deferred and are being amortized on a straight-line basis through October 1998.

3. Taxes
It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated invest-ment companies and to distribute substantially all of its investment company taxable income and net realized gains, if applicable, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

4. Investment Income and Investment Transactions
Interest income is accrued daily. Dividend income is recorded on the ex-dividend date. Investment transactions are accounted for on the date the investments are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund accretes discounts as adjustments to interest income.

5. Dividends and Distributions
Dividends and distributions to shareholders are re-corded on the ex-dividend date and are determined in accordance with income tax regulations.

--------------------------------------------------------------------------------
NOTE B: Advisory and Administrative Fees

Under the terms of an Investment Advisory Agreement, the Fund pays Alliance Capital Management, L.P. (the "Adviser") an advisory fee equal to an annualized rate of .75 of 1% of the average adjusted weekly net assets of the Fund during the month.

Under the terms of a Shareholder Inquiry Agency Agreement with Alliance Fund Services, Inc. ("AFS"), an affiliate of the Investment Adviser, the Fund reimburses AFS for costs relating to servicing phone inquiries for the Fund. The Fund reimbursed AFS $2,610 during the six months ended March 31, 1997.

Under the terms of an Administration Agreement, the Fund pays Princeton Administrators, L.P (the "Administrator") a monthly fee equal to the annualized rate of .15 of 1% of the Fund's average adjusted weekly net assets. The Administrator prepares financial and regulatory reports for the Fund and provides clerical and other services.

NOTES TO FINANCIAL STATEMENTS (continued)         ACM Managed Dollar Income Fund
--------------------------------------------------------------------------------

NOTE C: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments and U.S. government securities) aggregated $693,898,010 and $704,876,351, respectively, for the six months ended March 31, 1997. There were no purchases, or sales of U.S. government and government agency obligations for the six months ended March 31, 1997.

At March 31, 1997, the cost of investments, including options purchased, for federal income tax purposes was the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation of investments was $11,843,275 and gross unrealized depreciation of investments was $14,833,592, resulting in net unrealized depreciation of $2,990,317.

For federal income tax purposes, the Fund had a capital loss carryforward at September 30, 1996 of approximately $36,026,439 which will expire in 2003.

1. Options Transactions

For investment and hedging purposes, the Fund purchases and writes (sells) put and call options on U.S. and foreign government securities that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from option transactions. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the security purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security at a price different from the current market value.

There were no transactions in options written for the six months ended March 31, 1997.

2. Interest Rate Swap Agreements

The Fund enters into interest rate swaps on sovereign debt obligations to protect itself from interest rate fluctuations on the underlying debt instruments and for investment purposes. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

Risks may arise as a result of the failure of another party to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interest payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore the Fund considers the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities.

                                                  ACM Managed Dollar Income Fund
--------------------------------------------------------------------------------

The Fund records a net receivable or payable on a daily basis for the net interest income or expense expected to be received or paid in the interest period. Net interest received or paid on these contracts is recorded as interest income (or as an offset to interest income). Fluctuations in the value of swap contracts are recorded for financial statement purposes as net unrealized appreciation or depreciation of investments, options and swap contracts.

At March 31, 1997 the Fund had outstanding an interest rate swap contract as follows:

                                             Payments Made                        Payments Received
                                              by the Fund                            by the Fund
                                   --------------------------------       --------------------------------
    Swap            Termination       Notional                               Notional                         Unrealized
Counterparty           Date            Amount            Rate                 Amount            Rate         Depreciation
------------        -----------      -----------    ---------------         -----------     ------------     ------------
  Morgan              01/01/09       $25,000,000    Floating-LIBOR+         $25,000,000      Fixed-6.61%      $(2,115,625)
 Guaranty                                             plus .8125%

+ LIBOR - London Interbank Offered Rate.

--------------------------------------------------------------------------------

NOTE D: Capital Stock
There are 300,000,000 shares of $.01 par value capital stock authorized. Of the 28,325,009 shares of Common Stock outstanding at March 31, 1997, the Adviser owned 7,100 shares.

During the six months ended March 31, 1997 and for the year ended September 30, 1996, the Fund did not issue shares in connection with the dividend reinvestment plan.

--------------------------------------------------------------------------------

NOTE E: Bank Borrowing

The Fund entered into a Revolving Credit Agreement with Citibank, N.A. which was reviewed on March 29, 1996. The maximum credit available is $100,000,000 and the amount outstanding as of March 31, 1997 was $100,000,000 with an average interest rate of 6.47%. Interest payments on current borrowings are based on the London Interbank Offered Rate plus a premium. The average daily amount of the loan outstanding during the six months ended March 31, 1997 was approximately $97,718,232 with a related weighted average annualized interest rate of 5.68%. The Fund is also obligated to pay Citibank, N.A. a facility fee computed at the rate of .15 of 1% per annum on the full $100,000,000 available.

--------------------------------------------------------------------------------

NOTE F: Concentration of Risk

Investing in securities of foreign companies and foreign governments involves special risks which include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies and the United States Government. The Fund invests in the sovereign debt obligations of countries that are considered emerging market countries at the time of purchase. Therefore, the Fund is susceptible to governmental factors and economic and debt restructuring developments adversely affecting the economies of these emerging market countries. In addition, these debt obligations may be less liquid and subject to greater volatility than debt obligations of more developed countries.

FINANCIAL HIGHLIGHTS                              ACM Managed Dollar Income Fund
--------------------------------------------------------------------------------
Selected Data For A Share Of Common Stock Outstanding Throughout Each Period

                                                                     Year Ended
                                      Six Months Ended              September 30,            October 22, 1993 (a)
                                       March 31, 1997         -------------------------                to
                                        (unaudited)            1996               1995        September 30, 1994
                                       --------------         ------             ------        ----------------
Net asset value, beginning
 of period...........................     $  13.08            $10.42             $11.29             $14.04 (b)
                                          --------            ------             ------             ------

Income From Investment Operations
---------------------------------
Net investment income................          .71              1.27               1.32               1.13
Net realized and
 unrealized gain (loss) on
 investment transactions,
 options and swap contracts..........          .27              2.65               (.85)             (2.66)
                                          --------            ------             ------             ------

Net increase (decrease) in
 net asset value from
 operations..........................          .98              3.92                .47              (1.53)
                                          --------            ------             ------             ------

Less: Dividends and Distributions
---------------------------------
Dividends from net investment
 income..............................         (.64)            (1.26)             (1.32)             (1.13)
Distributions in excess of
 net investment income...............          -0-               -0-                -0-               (.02)
Tax return of capital distribution...          -0-               -0-               (.02)              (.07)
                                          --------            ------             ------             ------

Total dividends and distributions....         (.64)            (1.26)             (1.34)             (1.22)
                                          --------            ------             ------             ------

Net asset value, end of period.......     $  13.42            $13.08             $10.42             $11.29
                                          ========            ======             ======             ======

Market value, end of period..........     $ 12.875            $11.75             $9.875             $11.25
                                          ========            ======             ======             ======

Total Return (c)
----------------
Total investment return based on:
Market value.........................        15.26%            33.53%               .92%            (11.94)%
Net asset value......................         7.92%            40.86%              6.11%            (11.62)%

Ratios/Supplemental Data
------------------------
Net assets, end of period
 (000's omitted).....................     $380,077          $370,546           $295,013           $313,819
Ratio of expenses to average net
 assets..............................         2.23%(d)          2.59%              2.83%              1.78%(d)
Ratio of expenses to average net
 assets excluding interest expense...         1.08%(d)(e)       1.07%              1.17%              1.07%(d)
Ratio of net investment
 income to average net assets........         8.16%(d)          8.79%             10.56%              8.54%(d)
Portfolio turnover rate..............          150%              443%               344%               225%

--------------------------------------------------------------------------------

(a)  Commencement of operations.
(b)  Net of offering costs of $.06.
(c) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods. Total investment return calculated for a period of less than one year is not annualized.
(d)  Annualized.
(e)  Net of interest expense of 1.15% on loan agreement (see Note E).

                                                  ACM Managed Dollar Income Fund
--------------------------------------------------------------------------------

BOARD OF DIRECTORS
John D. Carifa, Chairman
Ruth Block(1)
David H. Dievler(1)
John H. Dobkin(1)
William H. Foulk, Jr.(1)
Dr. James M. Hester(1)
Clifford L. Michel(1)
Donald J. Robinson(1)
Robert C. White(1)


OFFICERS
Wayne D. Lyski, President
Kathleen A. Corbet, Senior Vice President
Paul J. DeNoon, Vice President
Vicki L. Fuller, Vice President
Wayne C. Tappe, Vice President
Edmund P. Bergan, Jr., Secretary
Mark D. Gersten, Treasurer & Chief Financial Officer
Joseph J. Mantineo, Controller


ADMINISTRATOR
Princeton Administrators, L.P.
P.O. Box 9095
Princeton, NJ 08543-9095


CUSTODIAN, DIVIDEND PAYING AGENT,
TRANSFER AGENT AND REGISTRAR
State Street Bank & Trust Company
225 Franklin Street
Boston, MA 02110


INDEPENDENT AUDITORS
Ernst & Young LLP
787 Seventh Avenue
New York, NY 10019


LEGAL COUNSEL
Seward & Kissel
One Battery Park Plaza
New York, NY 10004

--------------------------------------------------------------------------------
(1) Member of the Audit Committee

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its Common Stock in the open market.

This report, including the financial statements herein, is transmitted to the shareholders of ACM Managed Dollar Income Fund for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

ACM MANAGED DOLLAR INCOME FUND
Summary of General Information

THE FUND
ACM Managed Dollar Income Fund is a closed-end management investment company investing substantially all of its assets in U.S. and non-U.S. fixed income securities denominated in U.S. dollars. The Fund is designed for investors who seek high current income and capital appreciation over a period of years from investing in a portfolio of high yield, high risk U.S. and non-U.S. fixed income securities which the Fund's investment adviser expects to benefit from improving economic and credit fundamentals.

SHAREHOLDER INFORMATION
Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transaction Section of newspapers each day. The Fund's NYSE trading symbol is "ADF." Weekly comparative net asset value (NAV) and market price information about the Fund is published each Monday in the Wall Street Journal, each Sunday in The New York Times and each Saturday in Barron's and other newspapers in a table called "Closed-End Funds." Additional information about the Fund is available by calling 800-221-5672.

DIVIDEND REINVESTMENT PLAN
Pursuant to the Fund's Dividend Reinvestment Plan shareholders whose shares are registered in their own names may elect to have all distributions reinvested automatically in additional shares of the Fund by State Street Bank & Trust Company, as agent under the Plan. Shareholders whose shares are held in the name of a broker or nominee should contact the broker or nominee for details. All distributions to investors who elect not to participate in the Plan will be paid by check mailed directly to the record holder by or under the direction of State Street Bank & Trust Company. For a copy of the Plan Brochure, please call State Street Bank and Trust Company at 800-219-4218.

ACM Managed Dollar Income Fund
1345 Avenue of the Americas
New York, New York 10105

ALLIANCE CAPITAL [LOGO](R)

(R) These registered service marks used under license from the owner, Alliance Capital Management L.P.

MDISR


ACM

Managed

Dollar

Income Fund


SEMI-ANNUAL
REPORT
MARCH 31, 1997


ALLIANCE(R)